Summary Prospectus December 1, 2024 American Century Investments® Focused Dynamic Growth Fund

Investor Class: ACFOX I Class: ACFSX	R Class: ACFCX A Class: ACFDX	R6 Class: ACFNX G Class: ACFGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated December 1, 2024 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended July 31, 2024. The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	A	R	R6	G
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	A	R	R6	G
Management Fee	0.85%	0.65%	0.85%	0.85%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.86%	0.66%	1.11%	1.36%	0.51%	0.51%
Fee Waiver	None	None	None	None	None	0.50%²
Total Annual Fund Operating Expenses After Fee Waiver	0.86%	0.66%	1.11%	1.36%	0.51%	0.01%
1 Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
2 The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$88	$275	$477	$1,061
I Class	$68	$212	$368	$823
A Class	$682	$908	$1,152	$1,849
R Class	$139	$431	$745	$1,634
R6 Class	$52	$164	$286	$641
G Class	$1	$3	$6	$13
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers look for stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal market conditions, the fund will invest in 30 to 45 securities.
The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate relative to factors including recent trends, market expectations, peers and historical data. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark. Other analytical techniques help identify additional signs of business improvement, such as increasing or the expectation of increasing cash flows, or other indications of financial health. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection. The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

Principal Risks
•Growth Stocks Risk- Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized. These risks may even be greater for early and rapid stage growth companies.
•Issuer Focus Risk - Under normal market conditions, the fund will invest in 30 to 45 securities. As result, the fund’s performance may be more volatile than the performance of funds holding more securities.
•Diversification Risk - The fund is classified as diversified pursuant to the Investment Company Act, with diversification measured at the time of acquisition of investments. Subsequent market fluctuations may cause the fund to exceed such diversification limits and the fund may hold a greater percentage of its assets in a smaller number of securities. To the extent this occurs, a price change in any one of those securities may have a greater impact on the fund’s share price and the fund may be more volatile.
•Style Risk - If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Price Volatility Risk - The value of the fund’s shares may fluctuate significantly in the short term.
•Foreign Securities Risk - The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund's transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss Risk - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for Russell 1000 Growth Index, which the advisor considers to be more representative of the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 36.75%              Lowest Performance Quarter (2Q 2022): -27.12%
As of September 30, 2024, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 27.75%.

Average Annual Total Returns For the calendar year ended December 31, 2023	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	35.66%	16.21%	13.22%	—	05/31/2006
Return After Taxes on Distributions	35.66%	16.00%	13.02%	—	05/31/2006
Return After Taxes on Distributions and Sale of Fund Shares	21.11%	13.10%	11.07%	—	05/31/2006
I Class Return Before Taxes	35.94%	16.44%	13.45%	—	05/31/2006
A Class[1] Return Before Taxes	27.54%	14.55%	12.27%	—	05/31/2006
R Class Return Before Taxes	34.97%	15.63%	12.65%	—	05/31/2006
R6 Class Return Before Taxes	36.12%	16.61%	—	17.50%	12/01/2016
G Class Return Before Taxes	36.81%	—	—	13.83%	04/01/2019
Russell 1000® Index[2] (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%	—	—
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%	—	—
1 Prior to June 15, 2020, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.
2 The fund’s broad-based securities market index changed from the Russell 1000 Growth Index to the Russell 1000 Index as a result of recent regulatory changes requiring that such index represent the overall applicable securities market.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.

Portfolio Managers
Keith Lee, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016.
Henry He, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016.
John Rabroker, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2016.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for R6 Class shares.
For the Investor, A, R and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in the I Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
G Class shares are available for purchase by other funds offered by American Century Investments for which it charges a management fee. In its sole discretion, American Century Investments may also make G Class shares available for purchase by other institutional clients for which American Century Investments provides investment management services for a fee pursuant to an investment advisory agreement. Currently, eligible clients are limited to commingled investment trusts or other pooled investment vehicles that utilize a target date or other asset allocation investment strategy for which American Century Investments provides asset allocation or glide path investment management services for a fee. G Class shares do not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 and G Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2024 American Century Proprietary Holdings, Inc. All rights reserved.
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